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                                                                   EXHIBIT 10.95






February 12, 2001



Mr. David W. Barry
Chief Executive Officer
Triangle Pharmaceuticals, Inc.
4 University Place
4611 University Drive
Durham, NC  27707

RE: Co-Promotion Agreement between Abbott Laboratories ("Abbott") and Triangle Pharmaceuticals, Inc. ("Triangle") dated June 2, 1999 (the "Agreement")

Dear David,

Pursuant to Section 4.1 of the Agreement, the Co-Promotion Date for Norvir shall be within *** from the date that Triangle notifies Abbott that it intends to begin co-promotion of Norvir; provided, however, in no event shall the Co-Promotion Date be later than *** . The parties hereby amend the Agreement
(i) to require the parties' mutual agreement in writing with respect to any co-promotion of Norvir by Triangle, except as noted below in the second
paragraph of this letter; (ii) to replace in Section 4.1 the   ***  date with
   ***   ; and (iii) to require Triangle to notify Abbott no later than   ***
if Triangle desires to co-promote Norvir.

In the event that Triangle files a full and complete New Drug Application for
Coviracil (emtricitabine) with the FDA on or before   ***   . Triangle shall
have the option to co-promote Norvir in the United States pursuant to the Agreement, and such option shall not require the consent of Abbott as required by the first paragraph of this letter. To exercise such option, Triangle would
be required to notify Abbott within   ***   of filing the Coviracil NDA that
Triangle elects to co-promote Norvir pursuant to the Agreement. Such
co-promotion shall begin within   ***   of Triangle's notice of exercise and
shall otherwise be subject to the terms and conditions of the Agreement.





*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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David Barry
February 12, 2001
Page 2




All defined terms used in this letter shall have the same meaning as that ascribed to them in the Agreement.

Except as specifically set forth above, all other terms and conditions of the Agreement shall remain in full force and effect. If you are in agreement with the above, please execute both copies of this letter and return one executed copy to me. You may retain the other for your files.

Sincerely,

Abbott Laboratories


      /s/ Arthur Higgins
     ---------------------
By:   Arthur Higgins
Its:  Senior Vice President, Pharmaceutical Operations

Accepted and Agreed

Triangle Pharmaceuticals,  Inc.


      /s/ David W. Barry
     --------------------
By:   David W. Barry
Its:  Chairman and Chief Executive Officer

Date: 2/22/01